Exhibit 99.1

US Army Bowl National Combine Returns for 3rd Annual Event
Powered by Signing Day Sports

Event to generate upfront revenue through registration fees and apparel sales

Expected to be the largest attended combine in the country in 2024

Event to be held at The Star, the Dallas Cowboys Practice Facility in Frisco, TX

SCOTTSDALE, Arizona, September 27, 2024 (NewMediaWire) - Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), the developer of the Signing Day Sports app and platform to aid high school athletes in the recruitment process, announces the 3rd Annual US Army Bowl National Combine, powered by Signing Day Sports. Set to take place from December 18-21, 2024, at The Star, the state-of-the-art Dallas Cowboys Practice Facility in Frisco, Texas, this year’s combine is expected to attract over 1,500 participants, making it the largest football combine in the nation for 2024.

In addition to creating an invaluable opportunity for aspiring football players, this event generates upfront revenue for the Company through event registration fees and promotion of the Company’s apparel sales by offering exclusive merchandise to both participants and fans.

The US Army Bowl National Combine will lead up to the prestigious US Army National High School All-Star Game, where elite student-athletes from across the country will showcase their skills. During the three-day event, Signing Day Sports anticipates the integration of more than 1,500 student-athletes into the Signing Day sports app, offering enhanced visibility to college recruiters and professional scouts.

“We are thrilled to run this year’s U.S. Army National Combine at such a world-class venue,” said Jeff Hecklinski, President of Signing Day Sports. “With the momentum from our growing community and the expected participation of top high school athletes from the classes of 2026, 2027, and 2028, we anticipate this to be a record-setting event both in terms of attendance and talent on display.”

About Signing Day Sports

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports’ app allows student-athletes to build their Signing Day Sports’ recruitment profile, which includes information college coaches need to evaluate and verify them through video technology. For more information on Signing Day Sports, go to https://bit.ly/SigningDaySports.

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” in the Company’s periodic reports which are filed with the Securities and Exchange Commission. These risks, uncertainties and other factors are, in some cases, beyond our control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contact:

Crescendo Communications, LLC

212-671-1020

SGN@crescendo-ir.com